Exhibit 21.1
SUBSIDIARIES OF THE COMPANY
as of December 31, 2017

Name	Jurisdiction of Organization
DaVita Kidney Care:
Aberdeen Dialysis, LLC	Delaware
Alamosa Dialysis, LLC	Delaware
American Fork Dialysis, LLC	Delaware
American Medical Insurance, Inc.	Arizona
Animas Dialysis, LLC	Delaware
Arcadia Gardens Dialysis, LLC	Delaware
Astro, Hobby, West Mt. Renal Care Limited Partnership	Delaware
Athio Dialysis, LLC	Delaware
Atlantic Dialysis, LLC	Delaware
Austin Dialysis Centers, L.P.	Delaware
Bainbridge Dialysis, LLC	Delaware
Bannon Dialysis, LLC	Delaware
Barnell Dialysis, LLC	Delaware
Barton Dialysis, LLC	Delaware
Basin Dialysis, LLC	Delaware
Bastrop Dialysis, LLC	Delaware
Beachside Dialysis, LLC	Delaware
Beacon Dialysis, LLC	Delaware
Bear Creek Dialysis Center, L.P.	Delaware
Beck Dialysis, LLC	Delaware
Bellevue Dialysis, LLC	Delaware
Beverly Dialysis, LLC	Delaware
Beverly Hills Dialysis Partnership	California
Birch Dialysis, LLC	Ohio
Bladon Dialysis, LLC	Delaware
Blake Dialysis, LLC	Delaware
Blanco Dialysis, LLC	Delaware
Bliss Dialysis, LLC	Delaware
Bluegrass Dialysis, LLC	Delaware
Bogachiel Dialysis, LLC	Delaware
Bohama Dialysis, LLC	Delaware
Borrego Dialysis, LLC	Delaware
Bottle Dialysis, LLC	Delaware
Brache Dialysis, LLC	Delaware
Braden Dialysis, LLC	Delaware
Bridges Dialysis, LLC	Delaware
Brighton Dialysis Center, LLC	Delaware
Brook Dialysis, LLC	Delaware
Brownsville Kidney Center, Ltd.	Texas
Brownwood Dialysis, LLC	Delaware
Bruno Dialysis, LLC	Delaware

Buford Dialysis, LLC	Delaware
Bullards Dialysis, LLC	Delaware
Butano Dialysis, LLC	Delaware
Canyon Springs Dialysis, LLC	Delaware
Capes Dialysis, LLC	Delaware
Capital Dialysis Partnership	California
Carroll County Dialysis Facility Limited Partnership	Maryland
Carroll County Dialysis Facility, Inc.	Maryland
Cascades Dialysis, LLC	Delaware
Caverns Dialysis, LLC	Delaware
Cedar Dialysis, LLC	Delaware
Centennial LV, LLC	Delaware
Central Carolina Dialysis Centers, LLC	Delaware
Central Georgia Dialysis, LLC	Delaware
Central Iowa Dialysis Partners, LLC	Delaware
Central Kentucky Dialysis Centers, LLC	Delaware
Centrum Dializa II Sp. z o.o.	Poland
Chadron Dialysis, LLC	Delaware
Channel Dialysis, LLC	Delaware
Cheraw Dialysis, LLC	Delaware
Chicago Heights Dialysis, LLC	Delaware
Chipeta Dialysis, LLC	Delaware
Chouteau Dialysis, LLC	Delaware
Churchill Dialysis, LLC	Delaware
Cinco Rios Dialysis, LLC	Delaware
Clark Dialysis, LLC	Delaware
Clayton Dialysis, LLC	Delaware
Cleburne Dialysis, LLC	Delaware
Clinica Central do Bonfim S.A.	Portugal
Clinica Medica DaVita Londrina Servicos de Nefrologia Ltda.	Brazil
Clinton Township Dialysis, LLC	Delaware
Clover Dialysis, LLC	Delaware
Clyfee Dialysis, LLC	Delaware
Cobbles Dialysis, LLC	Delaware
Columbus-RNA-DaVita, LLC	Delaware
Conconully Dialysis, LLC	Delaware
Continental Dialysis Center of Springfield-Fairfax, Inc.	Virginia
Continental Dialysis Center, Inc.	Virginia
Coral Dialysis, LLC	Delaware
Couer Dialysis, LLC	Delaware
Cowell Dialysis, LLC	Delaware
Crystals Dialysis, LLC	Delaware
Cuivre Dialysis, LLC	Delaware
Dallas-Fort Worth Nephrology, L.P.	Delaware
Damon Dialysis, LLC	Delaware
DaVita - Riverside II, LLC	Delaware
DaVita - Riverside, LLC	Delaware

DaVita - West, LLC	Delaware
DaVita APAC Holding B.V.	Netherlands
DaVita Brasil Participacoes e Servicos de Gestao Ltda.	Brazil
DaVita Brasil Servicos de Nefrologia Uber Ltda.	Brazil
DaVita Care (Saudi Arabia)	Saudi Arabia
DaVita Dakota Dialysis Center, LLC	Delaware
DaVita Deutschland AG	Germany
DaVita Deutschland Beteiligungs GmbH & Co. KG	Germany
DaVita DPC Holding Co., LLC	Delaware
DaVita EL Paso East, L.P.	Delaware
DaVita Germany GmbH	Germany
DaVita Health Solutions, LLC	Delaware
DaVita of New York, Inc.	New York
DaVita Rx, LLC	Delaware
DaVita S.A.S.	Colombia
DaVita Servicos de Nefrologia Botafogo Ltda.	Brazil
DaVita Servicos de Nefrologia de Araraquara Ltda.	Brazil
DaVita Servicos de Nefrologia Jardim das Imbuias Ltda.	Brazil
DaVita Servicos de Nefrologia Joao Dias Ltda.	Brazil
DaVita Servicos de Nefrologia Penha Ltda.	Brazil
DaVita Servicos de Nefrologia Recife Ltda.	Brazil
DaVita Servicos de Nefrologia Santos Ltda.	Brazil
DaVita Sp. z o.o.	Poland
DaVita Tidewater - Virginia Beach, LLC	Delaware
DaVita VillageHealth, Inc.	Delaware
DC Healthcare International, Inc.	Delaware
Dialysis Holdings, Inc.	Delaware
Dialysis of Des Moines, LLC	Delaware
Dialysis of Northern Illinois, LLC	Delaware
Dialysis Specialists of Dallas, Inc.	Texas
DNP Management Company, LLC	Delaware
Dolores Dialysis, LLC	Delaware
Dome Dialysis, LLC	Delaware
Doves Dialysis, LLC	Delaware
Downriver Centers, Inc.	Michigan
Downtown Houston Dialysis Center, L.P.	Delaware
DV Care Netherlands B.V.	Netherlands
DV Care Netherlands C.V.	Netherlands
DVA Healthcare - Southwest Ohio, LLC	Tennessee
DVA Healthcare of Maryland, LLC	Maryland
DVA Healthcare of Massachusetts, Inc.	Massachusetts
DVA Healthcare of New London, LLC	Tennessee
DVA Healthcare of Norwich, LLC	Tennessee
DVA Healthcare of Pennsylvania, LLC	Pennsylvania
DVA Healthcare of Tuscaloosa, LLC	Tennessee
DVA Healthcare Procurement Services, Inc.	California
DVA Healthcare Renal Care, Inc.	Nevada

DVA Holdings Pte. Ltd.	Singapore
DVA Laboratory Services, Inc.	Florida
DVA of New York, Inc.	New York
DVA Renal Healthcare, Inc.	Tennessee
Dworsher Dialysis, LLC	Delaware
East End Dialysis Center, Inc.	Virginia
East Ft. Lauderdale, LLC	Delaware
East Houston Kidney Center, L.P.	Delaware
Ebrea Dialysis, LLC	Delaware
Edisto Dialysis, LLC	Delaware
Elberton Dialysis Facility, Inc.	Georgia
Eldrist Dialysis, LLC	Delaware
Elgin Dialysis, LLC	Delaware
Elk Grove Dialysis Center, LLC	Delaware
Empire State DC, Inc.	New York
Etowah Dialysis, LLC	Delaware
Eufaula Dialysis, LLC	Delaware
EURODIAL - Centro de Nefrologia e Dialise de Leiria S.A.	Portugal
Falcon, LLC	Delaware
Fanthorp Dialysis, LLC	Delaware
Farragut Dialysis, LLC	Delaware
Federal Way Assurance, Inc.	Colorado
Fields Dialysis, LLC	Delaware
Five Star Dialysis, LLC	Delaware
Flagler Dialysis, LLC	Delaware
Flamingo Park Kidney Center, Inc.	Florida
Flor Dialysis, LLC	Delaware
Forester Dialysis, LLC	Delaware
Fort Dialysis, LLC	Delaware
Freehold Artificial Kidney Center, L.L.C.	New Jersey
Fremont Dialysis, LLC	Delaware
Fullerton Dialysis Center, LLC	Delaware
Ganois Dialysis, LLC	Delaware
Garner Dialysis, LLC	Delaware
Garrett Dialysis, LLC	Delaware
Gaviota Dialysis, LLC	Delaware
GDC International, LLC	Delaware
Genesis KC Development, LLC	Delaware
Geyser Dialysis, LLC	Delaware
GiveLife Dialysis, LLC	Delaware
Glacier Dialysis, LLC	Delaware
Glassland Dialysis, LLC	Delaware
Glosser Dialysis, LLC	Delaware
Golden ASC, LLC	Delaware
Goliad Dialysis, LLC	Delaware
Great Dialysis, LLC	Delaware
Greater Las Vegas Dialysis, LLC	Delaware

Greater Los Angeles Dialysis Centers, LLC	Delaware
Green Country Dialysis, LLC	Delaware
Green Desert Dialysis, LLC	Delaware
Griffin Dialysis, LLC	Delaware
Harmony Dialysis, LLC	Delaware
Hart Dialysis, LLC	Delaware
Hawn Dialysis, LLC	Delaware
Hazelton Dialysis, LLC	Delaware
Hills Dialysis, LLC	Delaware
Honey Dialysis, LLC	Delaware
Honeyman Dialysis, LLC	Delaware
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Delaware
Hunter Dialysis, LLC	Delaware
Huntington Artificial Kidney Center, Ltd.	New York
Huntington Park Dialysis, LLC	Delaware
Hyde Dialysis, LLC	Delaware
IDC -International Dialysis Centers, Lda	Portugal
Indian River Dialysis Center, LLC	Delaware
Iroquois Dialysis, LLC	Delaware
ISD Bartlett, LLC	Delaware
ISD Corpus Christi, LLC	Delaware
ISD I Holding Company, Inc.	Delaware
ISD II Holding Company, Inc.	Delaware
ISD Las Vegas, LLC	Delaware
ISD Lees Summit, LLC	Delaware
ISD Renal, Inc.	Delaware
ISD Schaumburg, LLC	Delaware
ISD Spring Valley, LLC	Delaware
ISD Summit Renal Care, LLC	Ohio
Jacinto Dialysis, LLC	Delaware
Kamiah Dialysis, LLC	Delaware
Kavett Dialysis, LLC	Delaware
Kenai Dialysis, LLC	Delaware
Kidney Care Services, LLC	Delaware
Kidney Center South LLC	Delaware
Kidney HOME Center, LLC	Delaware
Kimball Dialysis, LLC	Delaware
Kingston Dialysis, LLC	Delaware
Knickerbocker Dialysis, Inc.	New York
Lakeshore Dialysis, LLC	Delaware
Landing Dialysis, LLC	Delaware
Lassen Dialysis, LLC	Delaware
Latrobe Dialysis, LLC	Delaware
Leasburg Dialysis, LLC	Delaware
Leawood Dialysis, LLC	Delaware
Lees Dialysis, LLC	Delaware
Liberty RC, Inc.	New York

Lifeline Pensacola, LLC	Delaware
Lifeline Vascular Associates of Allen Park, LLC	Delaware
Lifeline Vascular Center of South Orlando, LLC	Delaware
Lifeline Vascular Center-Albany, LLC	Delaware
Lifeline Vascular Center-Orlando, LLC	Delaware
Limon Dialysis, LLC	Delaware
Lincoln Park Dialysis Services, Inc.	Illinois
Little Rock Dialysis Centers, LLC	Delaware
Livingston Dialysis, LLC	Delaware
Llano Dialysis, LLC	Delaware
Lockhart Dialysis, LLC	Delaware
Lofield Dialysis, LLC	Delaware
Lone Dialysis, LLC	Delaware
Long Beach Dialysis Center, LLC	Delaware
Lord Baltimore Dialysis, LLC	Delaware
Lory Dialysis, LLC	Delaware
Loup Dialysis, LLC	Delaware
Lourdes Dialysis, LLC	Delaware
Magoffin Dialysis, LLC	Delaware
Mammoth Dialysis, LLC	Delaware
Manzano Dialysis, LLC	Delaware
Maple Grove Dialysis, LLC	Delaware
Marlton Dialysis Center, LLC	Delaware
Mason-Dixon Dialysis Facilities, Inc.	Maryland
Mazonia Dialysis, LLC	Delaware
Memorial Dialysis Center, L.P.	Delaware
Meridian Dialysis, LLC	Delaware
Mermet Dialysis, LLC	Delaware
Mesilla Dialysis, LLC	Delaware
Middlesex Dialysis Center, LLC	Delaware
Milo Dialysis, LLC	Delaware
Minam Dialysis, LLC	Delaware
Mountain West Dialysis Services, LLC	Delaware
Mulgee Dialysis, LLC	Delaware
MVZ DaVita Alzey GmbH	Germany
MVZ DaVita Aurich GmbH	Germany
MVZ DaVita Bad Duben GmbH	Germany
MVZ DaVita Cardio Centrum Dusseldorf GmbH	Germany
MVZ DaVita Dormagen GmbH	Germany
MVZ DaVita Dresden GmbH	Germany
MVZ DaVita Duisburg GmbH	Germany
MVZ DaVita Elsterland GmbH	Germany
MVZ DaVita Emden GmbH	Germany
MVZ DaVita Geilenkirchen GmbH	Germany
MVZ DaVita Gera GmbH	Germany
MVZ DaVita Iserlohn GmbH	Germany
MVZ DaVita Monchengladbach GmbH	Germany

MVZ DaVita Neuss GmbH	Germany
MVZ DaVita Niederrhein GmbH	Germany
MVZ DaVita Nierenzentrum Berlin-Britz GmbH	Germany
MVZ DaVita Rhein-Ahr GmbH	Germany
MVZ DaVita Rhein-Ruhr GmbH	Germany
MVZ DaVita Salzgitter-Seesen GmbH	Germany
MVZ DaVita Sud-Niedersachsen GmbH	Germany
MVZ DaVita Viersen GmbH	Germany
Nansen Dialysis, LLC	Delaware
Natomas Dialysis, LLC	Delaware
Navarro Dialysis, LLC	Delaware
Nephrology Medical Associates of Georgia, LLC	Georgia
Nephrology Practice Solutions, LLC	Delaware
Neptune Artificial Kidney Center, L.L.C.	New Jersey
New Bay Dialysis, LLC	Delaware
New Springs Dialysis, LLC	Delaware
Norbert Dialysis, LLC	Delaware
North Atlanta Dialysis Center, LLC	Delaware
North Colorado Springs Dialysis, LLC	Delaware
Ohio River Dialysis, LLC	Delaware
Okanogan Dialysis, LLC	Delaware
Open Access Lifeline, LLC	Delaware
Orange Dialysis, LLC	California
Ordust Dialysis, LLC	Delaware
Owyhee Dialysis, LLC	Delaware
Palo Dialysis, LLC	Delaware
Palomar Dialysis, LLC	Delaware
Panther Dialysis, LLC	Delaware
Parkside Dialysis, LLC	Delaware
Patient Pathways, LLC	Delaware
PDI Holdings, Inc.	Delaware
Pearl Dialysis, LLC	Delaware
Pershing Dialysis, LLC	Delaware
Pfeiffer Dialysis, LLC	Delaware
Philadelphia-Camden Integrated Kidney Care, LLC	Delaware
Physicians Choice Dialysis Of Alabama, LLC	Delaware
Physicians Choice Dialysis, LLC	Delaware
Physicians Dialysis Acquisitions, Inc.	Delaware
Physicians Dialysis of Lancaster, LLC	Pennsylvania
Physicians Dialysis Ventures, LLC	Delaware
Physicians Dialysis, Inc.	Delaware
Physicians Management, LLC	Delaware
Pible Dialysis, LLC	Delaware
Pittsburgh Dialysis Partners, LLC	Delaware
Piute Dialysis, LLC	Delaware
Plaine Dialysis, LLC	Delaware
Platte Dialysis, LLC	Delaware

Pluribus Dialise, S.A.	Portugal
Pokagon Dialysis, LLC	Delaware
Portola Dialysis, LLC	Delaware
Prineville Dialysis, LLC	Delaware
Prings Dialysis, LLC	Delaware
Rayburn Dialysis, LLC	Delaware
Red Willow Dialysis, LLC	Delaware
Redcliff Dialysis, LLC	Delaware
Refuge Dialysis, LLC	Delaware
Renal Center of Beaumont, LLC	Delaware
Renal Center of Hamilton, LLC	Delaware
Renal Center of Lewisville, LLC	Delaware
Renal Center of Morristown, LLC	Delaware
Renal Center of North Denton, L.L.L.P.	Delaware
Renal Center of Port Arthur, LLC	Delaware
Renal Center of West Beaumont, LLC	Delaware
Renal Clinic of Houston, LLC	Delaware
Renal Life Link, Inc.	Delaware
Renal Treatment Centers - California, Inc.	Delaware
Renal Treatment Centers - Hawaii, Inc.	Delaware
Renal Treatment Centers - Illinois, Inc.	Delaware
Renal Treatment Centers - Mid-Atlantic, Inc.	Delaware
Renal Treatment Centers - Northeast, Inc.	Delaware
Renal Treatment Centers - Southeast, LP	Delaware
Renal Treatment Centers - West, Inc.	Delaware
Renal Treatment Centers, Inc.	Delaware
Renal Ventures Management, LLC	Delaware
RenalServ LLC	Delaware
Riddle Dialysis, LLC	Delaware
Rio Dialysis, LLC	Delaware
River Valley Dialysis, LLC	Delaware
RMS Lifeline Inc.	Delaware
RNA - DaVita Dialysis, LLC	Delaware
Rochester Dialysis Center, LLC	Delaware
Rocky Mountain Dialysis Services, LLC	Delaware
Roose Dialysis, LLC	Delaware
Roushe Dialysis, LLC	Delaware
Royale Dialysis, LLC	Delaware
RTC TN, Inc.	Delaware
Rusk Dialysis, LLC	Delaware
Russell Dialysis, LLC	Delaware
SafeHarbor Dialysis, LLC	Delaware
Sahara Dialysis, LLC	Delaware
SAKDC-DaVita Dialysis Partners, L.P.	Delaware
San Marcos Dialysis, LLC	Delaware
Sands Dialysis, LLC	Delaware
Santa Fe Springs Dialysis, LLC	Delaware

Santiam Dialysis, LLC	Delaware
Sapelo Dialysis, LLC	Delaware
Seabay Dialysis, LLC	Delaware
Seneca Dialysis, LLC	Delaware
Shadow Dialysis, LLC	Delaware
Shayano Dialysis, LLC	Delaware
Shelby Dialysis, LLC	Delaware
Shelling Dialysis, LLC	Delaware
Sherman Dialysis, LLC	Delaware
Shining Star Dialysis, Inc.	New Jersey
Shone Dialysis, LLC	Delaware
Shoshone Dialysis, LLC	Delaware
Siena Dialysis Center, LLC	Delaware
Sierra Rose Dialysis Center, LLC	Delaware
Simeon Dialysis, LLC	Delaware
Skagit Dialysis, LLC	Delaware
Soledad Dialysis Center, LLC	Delaware
Somerville Dialysis Center, LLC	Delaware
South Central Florida Dialysis Partners, LLC	Delaware
South Florida Integrated Kidney Care, LLC	Delaware
South Fork Dialysis, LLC	Delaware
Southcrest Dialysis, LLC	Delaware
Southern Hills Dialysis Center, LLC	Delaware
Southlake Dialysis, LLC	Delaware
Southwest Atlanta Dialysis Centers, LLC	Delaware
Sprague Dialysis, LLC	Delaware
St. Luke's Dialysis, LLC	Delaware
Star Dialysis, LLC	Delaware
Stewart Dialysis, LLC	Delaware
Stines Dialysis, LLC	Delaware
Storrie Dialysis, LLC	Delaware
Sugarloaf Dialysis, LLC	Delaware
Sun City Dialysis Center, L.L.C.	Delaware
Sun City West Dialysis Center, LLC	Delaware
Sunapee Dialysis, LLC	Delaware
Sunset Dialysis, LLC	Delaware
Talimena Dialysis, LLC	Delaware
The DaVita Collection, Inc.	California
The Woodlands Dialysis Center, LP	Delaware
Tortugas Dialysis, LLC	Delaware
Total Acute Kidney Care, Inc.	Florida
Total Renal Care Of North Carolina, LLC	Delaware
Total Renal Care Texas Limited Partnership	Delaware
Total Renal Care, Inc.	California
Total Renal Care/Eaton Canyon Dialysis Center Partnership	California
Total Renal Laboratories, Inc.	Florida
Total Renal Research, Inc.	Delaware

Transmountain Dialysis, L.P.	Delaware
TRC - Indiana, LLC	Indiana
TRC - Petersburg, LLC	Delaware
TRC EL Paso Limited Partnership	Delaware
TRC of New York, Inc.	New York
TRC West, Inc.	Delaware
TRC-Georgetown Regional Dialysis, LLC	District Of Columbia
Tree City Dialysis, LLC	Delaware
Tross Dialysis, LLC	Delaware
Tugman Dialysis, LLC	Delaware
Tunnel Dialysis, LLC	Delaware
Turlock Dialysis Center, LLC	Delaware
Tustin Dialysis Center, LLC	Delaware
Tyler Dialysis, LLC	Delaware
Ukiah Dialysis, LLC	Delaware
Unicoi Dialysis, LLC	Delaware
University Dialysis Center, LLC	Delaware
Upper Valley Dialysis, L.P.	Delaware
USC-DaVita Dialysis Center, LLC	California
Valley Springs Dialysis, LLC	Delaware
Victory Dialysis, LLC	Delaware
VillageHealth DM, LLC	Delaware
Villanueva Dialysis, LLC	Delaware
Vogel Dialysis, LLC	Delaware
Wakoni Dialysis, LLC	Delaware
Walker Dialysis, LLC	Delaware
Walton Dialysis, LLC	Delaware
Weldon Dialysis, LLC	California
West Elk Grove Dialysis, LLC	Delaware
West Sacramento Dialysis, LLC	Delaware
Weston Dialysis Center, LLC	Delaware
Whitney Dialysis, LLC	Delaware
Wilder Dialysis, LLC	Delaware
Willowbrook Dialysis Center, L.P.	Delaware
Winds Dialysis, LLC	Delaware
Wood Dialysis, LLC	Delaware
Woodford Dialysis, LLC	Delaware
Wyandotte Central Dialysis, LLC	Delaware
Yargol Dialysis, LLC	Delaware
Ybor City Dialysis, LLC	Delaware
Zephyrhills Dialysis Center, LLC	Delaware

DaVita Medical Group:
Colorado Innovative Physician Solutions, Inc.	Colorado
DaVita Clinical Trials, LLC	Delaware
DaVita Health Plan of California, Inc.	Delaware
DaVita Health Plan of Nevada, Inc.	Nevada

DaVita Magan Management, Inc.	California
DaVita Medical ACO California, LLC	California
DaVita Medical ASC Colorado, LLC	Colorado
DaVita Medical ASC-LB California, LLC	California
DaVita Medical Colorado ASC, LLC	Colorado
DaVita Medical Colorado, LLC	Colorado
DaVita Medical Endoscopy Center New Mexico, LLC	New Mexico
DaVita Medical Explorer, LLC	Delaware
DaVita Medical Florida, Inc.	Delaware
DaVita Medical Group Colorado Springs, LLC	Colorado
DaVita Medical Group New Mexico, LLC	Delaware
DaVita Medical Group South Florida, LLC	Florida
DaVita Medical Holding Company, New Mexico, LLC	New Mexico
DaVita Medical Holdings Colorado, LLC	Colorado
DaVita Medical Holdings Florida, Inc.	Delaware
DaVita Medical Holdings, LLC	California
DaVita Medical IPA Nevada, LLC	Nevada
DaVita Medical LV, LLC	Nevada
DaVita Medical Management Services California, LLC	Delaware
DaVita Medical Management Services Nevada, LLC	Nevada
DaVita Medical Management, LLC	California
DaVita Medical Nevada, LLC	Nevada
DaVita Medical RE, LLC	Delaware
DaVita Pharmacy Colorado, LLC	Colorado
Everett MSO, Inc.	Washington
Mountain View Medical Group, LLC	Colorado
North Puget Sound Oncology Equipment Leasing Company, LLC	Washington